L E A S E





                                     Between

                           LESTER M. ENTIN ASSOCIATES,


                                                             Landlord

                                       and

                       HEALTHY BITES GRILL OF BOCA, INC.,



                                                              Tenant











                           Dated:   May 7, 2001

                           SILLS CUMMIS RADIN TISCHMAN

                              EPSTEIN & GROSS, P.A.

                                The Legal Center

                              One Riverfront Plaza

                          Newark, New Jersey 07102-5400

                                TABLE OF CONTENTS
                                -----------------
Section
-------
                  Premises
         1        Term
         2        Rent
         3        Additional Rent
         4        Operating Costs
         5        Landlord's Obligations
         6        Purpose
         7        Default in Payment of Rent - Abandonment of Premises -
                     Reletting
         8        Subletting and Assignment
         9        Condition of Premises; Repairs -
                     Clean and Sanitary and Repairs
         10       Utilities, Services, Costs, Expenses, Taxes
         11       Mechanics' Liens
         12       Non-Liability of Landlord - Landlord Indemnity
         13       Liability Insurance
         14       Tenant's Own Insurance
         15       Mutual Waiver of Subrogation
         16       Failure to Obtain Insurance
         17       Unavailability of Fire Insurance
         18       Right to Inspect and Exhibit
         19       Total or Partial Destruction
         20       Laws and Ordinances
         21       Signs
         22       Priority of Fee Mortgages
         23       Tenant's Estoppel
         24       Rules and Regulations
         25       Tenant's Violation of Terms - Re-entry by Landlord
         26       Notices
         27       Entire Agreement; No Oral Changes
         28       Insolvency of Tenant
         29       Eminent Domain; Condemnation
         30       Delivery of Lease and Recording
         31       Lease Provisions Not Exclusive
         32       Heirs, Etc.
         33       Quiet Enjoyment
         34       Reservation of Title
         35       Certificate of Occupancy
         36       Holding Over
         37       Consents to Defaults
         38       Payments in Event of Default
         39       Financial Statements
         40       Table of Contents and Marginal Notes
         41       Broker
         42       Accord and Satisfaction
         43       Consents

         44       Hazardous Substances
         45       Tax Appeals by Landlord
         46       Outside Storage
         47       Negotiated Agreement
         48       Processing Charge
         49       Mortgagee Protection Clause
         50       Interpretation
         51       Landlord's Right of First Refusal
         52       Modifications Requested by Mortgagee
         53       Authority to Execute
         54       Reimbursement of Legal Expenses
         55       Severability
         56       Execution in Counterparts
         57       Security Deposit - First Month's Rent
         58       Renewal Options
         59       Guaranty
                  Signatures

         Exhibit "A" - Town Square Common Area Maintenance
         Exhibit "B" - Guaranty

                                    L E A S E
                                    ---------

         THIS AGREEMENT, entered into the_7_ day of May, 2001, between LESTER M. ENTIN ASSOCIATES, a New Jersey partnership having offices at 1033 Clifton Avenue, P.O. Box 2189, Clifton, New Jersey 07015, hereinafter referred to as "Landlord", and HEALTHY BITES GRILL OF BOCA, INC., a Florida corporation having offices at 275 Commercial Boulevard, Suite 260, Lauderdale By The Sea, Florida 33308, hereinafter referred to as "Tenant".

                               W I T N E S E T H:
                               ------------------

         PREMISES: Landlord hereby demises and leases unto Tenant and Tenant hereby hires and takes from Landlord, for the term and upon the rentals, terms and conditions hereinafter specified, the premises and the building situated thereon (the "Premises"), located at 21300 St. Andrews Boulevard, Boca Raton, Florida, in its "AS IS" "WHERE IS" condition.

         SECTION 1: TERM:
         ----------------
         The term of this demise shall be five (5) years commencing on May 1, 2001 and expiring at midnight on April 30, 2006 (the "Term") subject, however, to the terms contained herein.

         SECTION 2: RENT:
         ----------------
         The basic rent during the Term of this Lease ("Basic Rent") is Five Hundred Thirty-seven Thousand Five Hundred ($537,500.00) Dollars, which shall accrue from May 1, 2001 through October 31, 2003 at the annual rate of One Hundred Thousand ($100,000.00) Dollars and be payable in monthly installments of Eight Thousand Three Hundred Thirty-three and 33/100 ($8,333.33) Dollars each, and which shall accrue from November 1, 2003 through April 30, 2006 at the annual rate of One Hundred Fifteen Thousand ($115,000.00) Dollars and be payable in monthly installments of Nine Thousand Five Hundred Eighty-three and 33/100 ($9,583.33) Dollars each. All installments of Basic Rent are due on or before the first day of each month, in advance, at the office of Landlord or at such other place as shall be designated by Landlord, without any prior notice or demand therefor and without any deduction, abatement or set-off for any reason whatsoever.

         Notwithstanding anything to the contrary, Landlord shall forgive Basic Rent due and owing up to an aggregate maximum of $35,750.00 Dollars, which forgiveness shall equal (subject to the aforesaid maximum) the amount expended by Tenant on the repair and/or replacement of the roof on the Premises, as long as any such expenditure by Tenant was previously approved by Landlord (Landlord shall respond to any request by Tenant for such approval within two (2) business days).

         The Basic Rent and any additional rent are hereinafter referred to as "Rent".

         SECTION 3: ADDITIONAL RENT:
         --------------------------
         Tenant shall pay, as Additional Rent, and be responsible for (except as otherwise provided to the contrary), the Operating Costs as defined in Section 4 of this Lease.

         SECTION 4: OPERATING COSTS:
         --------------------------
         Operating Costs, for the purposes of this Lease, shall mean the aggregate of all expenses of operating the Premises and its appurtenances and shall include, but shall not be limited to, the following: all expenses for maintaining, operating and repairing the Premises and its appurtenances, including the expenses of normal replacement of worn out equipment, facilities and installations; the cost of electricity, water, and other utilities; security; gardening and other landscaping; snow removal; maintenance and repair of the parking lot and roof; fire insurance, liability insurance as required pursuant to Section 13 of this Lease (to include any umbrella coverage) and rent insurance; 100% of real estate taxes as defined below in this Section 4; painting; supplies; sales or use taxes on supplies or services; wages, salaries, and fringe benefits of all persons engaged in the operation, maintenance and repair of the Premises and its appurtenances; the charges of any independent contractor who performs or does any of the work of operating, maintaining, or repairing the Premises and its appurtenances; and any other expenses or charges of any nature whatsoever, whether or not herein mentioned, which, in accordance with sound accounting and management principles generally accepted with respect to the operation of a retail building, would be considered as operating costs. Tenant shall pay all Operating Costs directly, and shall provide Landlord with proof of payment of all insurance premiums and real estate taxes within ten (10) days of the due dates thereof; provided, however, that Landlord may, at its option, require Tenant to pay Landlord as Additional Rent, on a monthly basis, one-twelfth (1/12th) of the annual real estate taxes, in which event Landlord shall pay the real estate taxes directly to the taxing authority.

         The term "real estate taxes" shall mean all taxes imposed on the Premises, to include but not be limited to special assessments (which in any event shall be paid over the longest period permitted which payment shall include any interest), water and sewer charges and other governmental charges levied against the land and buildings. "Real Estate Taxes" shall not include any income, franchise, corporate, personal property, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord or any other tax or levy upon or measured in part by the rent payable by Tenant, provided, however, if the system of taxation shall be changed during the Term so that in lieu of, or in addition to, the regular municipal real estate taxes now assessed or levied against real property, a tax shall be imposed on rental income or rental value, or on some other basis, and Landlord shall be burdened in part or in whole with such additional tax or taxes, Tenant shall pay or reimburse Landlord the amount of such substitute or additional tax or taxes as Additional Rent pursuant to this
Section 4, as if such substitute or additional tax or taxes were real estate taxes. If Landlord and Tenant cannot agree on such computation, the matter shall be submitted to arbitration in Newark, New Jersey in accordance with the rules of the American Arbitration Association.

         Tenant shall also pay, as Operating Costs, twenty (20%) percent of the common area maintenance charges for the Town Square Shopping Center adjoining the Premises, plus a ten (10%) administrative fee (such percentage of common area maintenance charges and administrative fee are hereinafter collectively referred to as the "CAM Charges"), which shall be paid directly to the managing agent (the "Managing Agent") of Town Square Shopping Center (presently Schmier & Feurring Properties, Inc.) as and when billed. A copy of the year-end reconciliation for calendar year 1999 is attached hereto and made a part hereof as Exhibit "A". Tenant shall use its best efforts to have the Managing Agent provide duplicate copies of the monthly invoices and reconciliation statements for CAM Charges directly to Landlord, and shall provide Landlord with proof of payment of all CAM Charges within ten (10) days of the due dates thereof.

         Operating Costs shall not include, however, Landlord's executive salaries; leasing commissions payable by Landlord; depreciation on Landlord's real or personal property; interest on and amortization of any fee mortgages; franchise, income and other taxes based upon the income of Landlord and also excluding all corporate, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord, provided the same shall not have been levied as a substitute for real estate taxes; and those matters described in Section 5 below as being at the sole cost and expense of Landlord.

         SECTION 5: LANDLORD'S OBLIGATIONS:
         ---------------------------------
         Landlord shall, at its own expense, make all structural repairs unless such repairs are necessitated by negligence, acts or omissions of Tenant, its servants, agents or employees, in which event said repairs shall be made by Landlord upon reasonable prior notice to Tenant at Tenant's expense.

         SECTION 6: PURPOSE:
         ------------------
         Tenant covenants and agrees to use the Premises as a health food store and restaurant, which shall not include the use of "red-label" or flammable materials (other than those normally used for cleaning the Premises), and further agrees not to use or permit the Premises to be used for any other purposes without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

         SECTION 7: DEFAULT IN PAYMENT OF RENT - ABANDONMENT
         ---------------------------------------------------
         OF PREMISES - RELETTING:
         ------------------------
         Tenant shall, without any previous demand therefor, pay to Landlord, or its agent, the Rent and at the times and in the manner herein provided. In the event of the non-payment of the Rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten (10) days, or if Tenant shall be dispossessed for non-payment of Rent, or if the Premises shall be deserted or vacant, Landlord or its agents shall have the right to and may enter the Premises and may, but shall not be under any obligation to, relet the Premises as the agent of Tenant, and receive the rent therefor, upon such terms as shall be reasonably satisfactory to Landlord, and all rights of Tenant to repossess the Premises under this Lease shall be forfeited. Such re-entry by Landlord shall not operate to release Tenant from any Rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, Landlord shall be authorized to make such repairs or alterations in or to the Premises as may be reasonably necessary to place the same in the condition they were at the commencement of the term. Tenant shall be liable to Landlord for the cost of such repairs or alterations and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the Rent provided in this Lease, Landlord, at its option, may require Tenant to pay such deficiency month by month, or may hold Tenant in advance for the entire deficiency to be realized during the term of the reletting (but in no event to extend beyond what would have been the last day of the Term of this Lease, as same may have been extended or renewed). Tenant shall not be entitled to any surplus accruing as a result of the reletting. Landlord shall have the right, as agent of Tenant, to take possession of any furniture, fixtures or other personal property of Tenant found in or about the Premises after Tenant has vacated or abandoned the Premises (unless Landlord has consented in writing to Tenant's vacating the Premises prior to removal of all of its personal property, in which event Landlord may not take possession of such personal property until following the expiration of the Term or such earlier date set forth in Landlord's written consent), and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this Lease, Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. Tenant agrees to pay, as additional rent, all reasonable attorney's fees and other expenses incurred by Landlord in enforcing Tenant's obligation to pay rent or any other default of Tenant, whether or not a trial ensues.

         SECTION 8: SUBLETTING AND ASSIGNMENT:
         -------------------------------------
         Tenant shall not, without first obtaining the written consent of Landlord, assign, mortgage, pledge or encumber this Lease in whole or in part, or sublease the Premises or any part thereof, which consent shall not be unreasonably withheld. This covenant shall be binding upon the legal representatives of Tenant and on every person to whom Tenant's interest under this Lease passes by operation of law. In the event Landlord shall consent to an assignment, or in the event of an assignment described in the immediately preceding sentence, Tenant named herein shall be relieved from the obligations and liabilities of this Lease accruing from and after the effective date of such assignment; however, nothing contained herein shall relieve Tenant's assignee from the obligations or liabilities of this Lease nor relieve Tenant's assignee from obtaining the consent of Landlord in the event of a further assignment or subletting.

                  In the event that Tenant requests such an assignment or subletting, Landlord reserves the right to (a) approve said assignment or subletting without releasing Tenant from any liability pursuant to this Lease, or (b) to terminate this Lease, take back the Premises and release Tenant from the obligation to further perform under the terms and conditions of this Lease, or (c) in the event of a proposed subletting, to take back all floor space proposed to be sublet, in which event Tenant's Rent obligations hereunder shall be reduced in proportion to the square footage of the space so taken back, or
(d) disapprove said assignment or subletting. Landlord shall have thirty (30) days from receipt of request for such assignment or subletting and of all information required hereunder in which to notify Tenant of its decision and shall notify Tenant in writing within said period of its decision. Landlord may enter into lease negotiations directly with such proposed subtenant or assignee. Notwithstanding that Tenant shall remain primarily liable under this Lease, any assignment or sublease consented to by Landlord shall provide that such assignee or sublessee shall assume all of the obligations of Tenant hereunder. Tenant shall, at its expense, strictly enforce the terms and conditions of this Lease against such assignee or sublessee. On demand, any assignee or subtenant shall make payments directly to Landlord. Any consideration payable in connection with any assignment or sublease, or any profit payable to Tenant on any assignment or sublease, shall be paid to Landlord as additional rent hereunder.

         SECTION 9: CONDITION OF PREMISES; REPAIRS -
         -------------------------------------------
         CLEAN AND SANITARY AND REPAIRS:
         -------------------------------
         Tenant shall keep the Premises in good condition, repair and appearance. Tenant shall quit and surrender the Premises at the end of the Term in good condition, reasonable wear and tear excepted, and shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord as to the alterations, additions or improvements and as to the contractor selected by Tenant to undertake same, which consent shall not be unreasonably withheld; provided, however, that in the event Landlord does consent to Tenant's making any alterations, additions or improvements, Landlord reserves the right, up to thirty (30) days prior to the end of the Term, to demand that Tenant remove said alterations, additions, or improvements or leave same. In the event that Landlord requires the removal of said alterations, additions, or improvements, then Tenant shall restore the Premises to their condition prior to the installation of said, alterations, additions or improvements. All erections, alterations, additions and improvements which are permanent in character which may be made upon the Premises either by Landlord or Tenant, except furniture or movable fixtures, machinery and equipment installed at the expense of Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of this Lease, without compensation to Tenant, unless Landlord has required their removal as aforesaid. Tenant further agrees to keep the Premises and all parts thereof, including, but not limited to, the loading docks, electrical wiring, plumbing and heating, ventilating and air conditioning equipment, platforms, windows, walkways, exits and entrances to the Premises, in a clean and sanitary condition and free from trash, snow, ice, inflammable materials and other objectionable matter.

         SECTION 10: UTILITIES, SERVICES, COSTS, EXPENSES, TAXES:
         --------------------------------------------------------
         (a) Tenant shall provide electrical service at its own cost and expense.

         (b) Tenant shall furnish heat and air conditioning at its own cost and expense.

         (c) Tenant shall repair all utility, ventilating, heating, air conditioning, electrical, gas and other utility lines within the Premises. Tenant shall replace, at its own expense, any and all glass which may be broken in and on the Premises.

         (d) Tenant shall pay all costs for electricity, water, standby sprinkler charges, repairs to the sprinkler system, gas and other utilities and services consumed by it.

         (e) In the event that any utility deposits are necessary, Tenant shall pay said deposits to the utility company.

         SECTION 11: MECHANICS' LIENS:
         -----------------------------
         Notwithstanding anything to the contrary, Tenant may not utilize any contractor or supplier in connection with the Premises unless such contractor or supplier provides lien waivers to Landlord in form and substance reasonably satisfactory to Landlord and its counsel.

                  In the event that any mechanic's lien is filed against the Premises as a result of alterations, additions or improvements made by Tenant, Tenant shall, within ten (10) days after receiving notice from Landlord, remove said lien or post any bond which may be required, which bond shall be with adequate surety. In the event that Tenant fails to file a bond as set forth above, then Landlord may, at its option, terminate this Lease and may pay said lien, without inquiring into the validity thereof, and Tenant shall forthwith reimburse Landlord the total expense incurred by Landlord in discharging said lien, as additional rent.

         SECTION 12: NON-LIABILITY OF LANDLORD - LANDLORD INDEMNITY:
         -----------------------------------------------------------
         (a) Landlord shall not be liable or responsible for the loss of or damage to property, or injury to persons, including Tenant, occurring in or about the Premises by reason of any existing or future condition, defect, matter or thing in the Premises or for the acts, omissions or negligence of other persons or tenants in and about the Premises, or for acts or omissions or defects in design or construction caused by the contractor or any subcontractors responsible for the construction of or repairs or alterations to the Premises. Tenant agrees to indemnify and save Landlord harmless from all claims and liability for loss of or damage to property, or injuries to persons occurring in or about the Premises due to the negligent acts or omissions of Tenant, its servants, agents, employees or invitees.

         (b) The liability of Landlord shall in any event be limited to its interest in the Premises and Tenant agrees that, in the event of any claim or action against Landlord, Tenant shall not look to any assets of Landlord or any of its beneficiaries other than the Premises.

         SECTION 13: LIABILITY INSURANCE:
         --------------------------------
         Tenant, at its cost, shall maintain public liability and property damage insurance with liability limits per location of not less than One Million ($1,000,000) Dollars per occurrence, Two Million ($2,000,000) Dollars general aggregate and Five Million ($5,000,000) Dollars umbrella coverage, insuring against all liability of Tenant, its agents, servants and employees arising out of and in connection with Tenant's use of the Premises. All of the aforesaid insurance shall insure both Tenant and Landlord, who shall be named as co-insureds, and Tenant shall deliver to Landlord, thirty (30) days prior to the expiration of said policy, a renewal thereof. Said insurance shall be evidenced by a certificate which shall specifically provide that the insurer may not terminate the coverage without providing at least thirty (30) days prior written notice to Landlord. Said insurance shall provide primary coverage with respect to any occurrence as to which the policy provides coverage, regardless of whether Landlord is responsible for remedying such occurrence under any provision of this Lease.

         SECTION 14: TENANT'S OWN INSURANCE:
         -----------------------------------
         Tenant may effect, for its own account, any insurance not required under the provisions of this Lease, but any insurance effected by Tenant on the Premises, if required pursuant to this Lease, shall be for the mutual benefit of Landlord and Tenant and shall be subject to all provisions of this Lease.

         SECTION 15: MUTUAL WAIVER OF SUBROGATION:
         -----------------------------------------
         It is covenanted and agreed by and between the parties hereto that Tenant shall relieve Landlord of all liability for loss or damage to Tenant's property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with Extended Coverage, due to any acts of commission or omission of Landlord; and Landlord shall relieve Tenant of all liability for loss or damage to Landlord's property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with Extended Coverage, due to any acts of commission or omission of Tenant.

         SECTION 16: FAILURE TO OBTAIN INSURANCE:
         ----------------------------------------
         If any of the policies of insurance as in this Lease provided to be obtained and maintained by Tenant or Landlord cannot be obtained and/or kept in force through Tenant's fault, and Tenant shall fail to commence to cure, remedy and correct the condition which makes it impossible to obtain and keep in force said policies within twenty (20) days after written notice given by Landlord to Tenant, and Tenant fails, neglects or refuses to proceed diligently to cure such condition, Landlord may terminate this Lease by giving at least twenty (20) days' notice of such termination to Tenant, and this Lease shall terminate at the expiration of said twenty (20) days with the same force and effect as if that were the original expiration date thereof, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant. In lieu of exercising such right of termination, Landlord may, at its option, obtain such policies at regular or increased rates and pay the premiums therefor, and Tenant shall reimburse Landlord for the amount of such premium upon demand, and, if not paid, the amount thereof, together with interest at two (2%) per cent per month, shall be added to the amount of the next month's rent as Additional Rent.

         SECTION 17: UNAVAILABILITY OF FIRE INSURANCE:
         ---------------------------------------------
         If, because of Tenant's occupancy, it shall be impossible to obtain fire insurance on the Premises for full replacement value, and in a form and in fire insurance companies licensed in the State of New Jersey reasonably acceptable to Landlord, Landlord may, if Landlord so elects, at any time thereafter, terminate this Lease and the Term thereof on giving to Tenant thirty
(30) days' notice in writing of Landlord's intention so to do, and, upon the giving of such notice, and Tenant's failure to obtain fire insurance within such thirty (30) days, this Lease and the Term thereof shall terminate and come to an end; provided however, that notwithstanding the termination of the Term, Tenant shall be obligated to pay six (6) months Rent subsequent to date of termination.

         SECTION 18: RIGHT TO INSPECT AND EXHIBIT:
         -----------------------------------------
         Landlord, or its agent, shall have the right to enter the Premises at reasonable hours in the day, and at night in the case of emergency, to examine the same, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, unless expressly set forth herein, on the part of Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers. Any such entry shall be on reasonable prior notice to Tenant, except that no notice shall be required in the event of an emergency. At any time during the Term, Landlord, or its agents, may similarly exhibit the Premises to prospective tenants, and put upon the Premises a suitable "For Sale" or "To Let" sign.

         SECTION 19: TOTAL OR PARTIAL DESTRUCTION:
         ----------------------------------------
         In the event of:

         (a) the total destruction of the Premises or the building containing the Premises by fire, explosion, the elements or otherwise during the Term or previous thereto, or

         (b) such partial destruction thereof as to render the Premises wholly untenantable or unfit for occupancy, and, in the case of (a) or (b), should the Premises be so badly damaged that the same cannot be repaired within thirty (30) days from the happening of such damage, then and in such case the Term shall, at the option of Landlord, to be exercised by notice sent to Tenant within thirty
(30) days from the date of such damage, cease and become null and void from the date of such damage or destruction. If Landlord terminates this Lease as aforesaid, Tenant shall immediately surrender the Premises and all Tenant's interest therein to Landlord, and shall pay Rent only to the time of such damage, in which event Landlord may re-enter and repossess the Premises thus discharged from this Lease and may remove all parties therefrom. If Landlord does not exercise its option to cancel, or should the Premises be rendered untenantable and unfit for occupancy, but yet be repairable within thirty (30) days from the happening of said damage, Landlord shall enter and repair or rebuild the Premises as nearly as possible to their previous condition with reasonable speed and the Rent, to the extent hereinafter provided, shall continue to be paid while repairs are being made. The Rent accrued and accruing shall cease and determine if the Premises are totally unusable by Tenant, so long as Landlord receives rent insurance proceeds. If a portion is usable, the Rent shall be reduced pro rata for the untenantable portion until the repairs are completed, so long as Landlord receives rent insurance proceeds. Tenant shall immediately notify Landlord in case of fire or other damage to the Premises.

         SECTION 20: LAWS AND ORDINANCES:
         --------------------------------
         Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, state, county and municipal authorities applicable to the Premises, including the making of structural and non-structural alterations. Tenant agrees not to do or permit to be done at any time during the Term any thing in the Premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on the property kept therein, above the present rate.

         SECTION 21: SIGNS:
         ------------------
         No sign shall be affixed to or placed upon any exterior part of the Premises by Tenant, except in such manner, and of such size, design and color as shall be approved by Landlord in writing, which consent shall not be unreasonably withheld, and by all applicable governmental authorities having jurisdiction with respect thereto.

         SECTION 22: PRIORITY OF FEE MORTGAGES:
         --------------------------------------
         This Lease shall be subject and subordinate to any present or future mortgages of the entire fee interest of the land and building of which the Premises are a part and any renewals, modifications, replacements or extensions thereof. No further document shall be necessary to effect said subordination. Tenant shall, however, on demand of Landlord, execute, acknowledge and deliver to any mortgagee an agreement to attorn to such mortgagee as landlord if such mortgagee becomes landlord hereunder. If the holder of any mortgage of the entire fee interest of the land and building of which the Premises are a part requires that this Lease have priority over such mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver to such holder an agreement acknowledging such priority.

         SECTION 23: TENANT'S ESTOPPEL:
         -----------------------------
         Tenant shall, from time to time, on not less than ten (10) days prior written notice by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the Rent have been paid; whether or not, to the best of Tenant's knowledge, Landlord is in default under the Lease, and, if so, specifying the nature of the default; whether or not Tenant has accepted possession of the Premises; the beginning and expiration dates of the Term, and if there are any options to extend the Term, the number and duration of each; and such other matters as may reasonably be requested by Landlord. It is intended that any such statement delivered pursuant to this
Section 23 may be relied on by a prospective purchaser or mortgagee of the Premises, or assignee of any mortgagee of the Premises.

         SECTION 24: RULES AND REGULATIONS:
         ----------------------------------
         Reasonable rules and regulations regarding the Premises, including the walkways and parking areas, and the use thereof, which may hereafter be promulgated by Landlord, shall be observed by Tenant and Tenant's employees, agents and business invitees. Landlord reserves the right to rescind any rules promulgated hereafter, and to make such other and further rules and regulations as in its reasonable judgment may from time to time be desirable for the safety, care and cleanliness of the Premises and for the preservation of good order therein, which rules, when so made and reasonable notice given to Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further reasonable rules shall not, however, be inconsistent with the proper and rightful enjoyment by Tenant of the Premises in the conduct of its business. Notwithstanding anything to the contrary, no rules and regulations and/or changes in the rules and regulations shall be effective unless notice of same is served upon Tenant pursuant to the terms and provisions of Section 26 below.

         SECTION 25: TENANT'S VIOLATION OF TERMS -
         -----------------------------------------
         RE-ENTRY BY LANDLORD:
         ---------------------
         In case of violation by Tenant of any of the covenants, agreements and conditions of this Lease, or of the rules and regulations hereafter to be reasonably established by Landlord, and upon failure to discontinue such violation within twenty (20) days after notice thereof given to Tenant, unless a greater time is reasonably necessary to cure said violation, this Lease shall thenceforth, at the option of Landlord, become null and void, and Landlord may re-enter without further notice or demand. The rent for the remainder of the term in such case shall become due and be paid, and Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by Landlord of any violation or breach of condition by Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by Tenant before Landlord shall exercise its option under this Section operate to defeat the right of Landlord to declare this Lease null and void and to re-enter upon the Premises after the said breach or violation. Landlord shall have the option of correcting said default and charging the cost thereof to Tenant as additional rent, which shall be due and payable with the next rent payment.

         SECTION 26: NOTICES:
         --------------------
         All notices and demands, legal or otherwise, incidental to this Lease, or the occupancy of the Premises, shall be in writing. If Landlord or its agent desires to give or serve upon Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, return receipt requested, addressed to Tenant at the address at the beginning of this Lease. Notices from Tenant to Landlord shall be sent by certified mail, return receipt requested, or delivered to Landlord, at the address at the beginning of this Lease and a copy thereof to Sills Cummis Radin Tischman Epstein & Gross, P.A., Attention: Morris Yamner, Esq., One Riverfront Plaza, Newark, New Jersey 07102-5400 or to such other party or place as Landlord or Tenant may from time to time designate in writing. Service of notice shall be deemed to have occurred upon receipt or rejection as evidenced by the green receipt card.

         SECTION 27: ENTIRE AGREEMENT; NO ORAL CHANGES:
         ----------------------------------------------
         (a) There are no oral agreements between Landlord and Tenant and this Lease supersedes and cancels any and all previous negotiations, arrangements, letters of intent, lease proposals, brochures, agreements, representations, promises, warranties and undertakings between Landlord and Tenant with respect to the subject matter hereof and none thereof shall be used to interpret or construe this Lease.

         (b) This Lease, including the exhibits hereto and any addenda hereto, sets forth all of the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing, signed by them and mutually delivered between them.

         SECTION 28: INSOLVENCY OF TENANT:
         ---------------------------------
         It is further agreed that if at any time during the Term of this Lease Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for Tenant, and the same is not dismissed within thirty (30) days, then Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of Tenant or Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of Tenant or Tenant's legal representatives.

         SECTION 29: EMINENT DOMAIN; CONDEMNATION:
         -----------------------------------------
         If the entire Premises or a substantial part thereof shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease shall terminate upon the taking of actual possession by the condemning authority and Tenant shall have no claim or interest in or to any award or damages for such taking. If proceedings for such taking are instituted by such authority, a deed given by Landlord in lieu of condemnation shall have the same effect as a taking by eminent domain or condemnation. Tenant shall have no claim or right to claim or be entitled to any portion of money as a result of such condemnation proceedings, and all rights of Tenant thereto, if any, are hereby assigned to Landlord. Tenant hereby irrevocably assigns to Landlord any award which may be made for its unexpired leasehold interest.

         SECTION 30: DELIVERY OF LEASE AND RECORDING:
         --------------------------------------------
         No rights are to be conferred upon Tenant until this Lease has been signed by Landlord and an executed copy of the Lease has been delivered to Tenant.

         Neither this Lease nor a memorandum thereof shall be recorded.

         SECTION 31: LEASE PROVISIONS NOT EXCLUSIVE:
         ------------------------------------------
         The rights and remedies of Landlord contained in this Lease are not intended to be exclusive but as additional to all other rights and remedies Landlord would otherwise have by law.

         SECTION 32: HEIRS, ETC.:
         ------------------------
         All of the terms, covenants and conditions of this Lease shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of the parties hereto, except as provided in Section 8 hereof.

         SECTION 33: QUIET ENJOYMENT:
         ----------------------------
         Landlord represents and covenants that it has the full right and power to execute and perform this Lease and to grant the estate demised herein, and that Tenant, on payment of the Rent herein reserved and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privileges belonging or in anyway appertaining thereto on an exclusive basis during the Lease term without molestation or hindrance of any person whomsoever.

         SECTION 34: RESERVATION OF TITLE:
         ---------------------------------
         Tenant may not consent to the reservation of any title to property by any conditional vendor to any property which may be affixed to the Premises so as to become a part thereof (excluding trade fixtures and trade machinery and equipment used in Tenant's business), wholly or in any portion, without material injury to the Premises. Landlord hereby states that the reservation of any such title by any conditional vendor or similar party shall be null and void.

         SECTION 35: CERTIFICATE OF OCCUPANCY:
         -------------------------------------
         If required by applicable law, Tenant shall, at its sole cost and expense, obtain a Certificate of Occupancy for the Premises prior to the commencement of the Term, provided that Landlord shall cooperate fully with Tenant, at Tenant's sole cost and expense, in obtaining said Certificate of Occupancy.

         SECTION 36: HOLDING OVER:
         -------------------------
         If Tenant shall hold over, with or without Landlord's consent, after the Term, then such holding over shall be constituted as a tenancy from month to month, subject to all of the provisions, conditions and obligations of this Lease, except that Landlord shall have the right to charge the highest Rent allowed by law.

         SECTION 37: CONSENTS TO DEFAULTS:
         ---------------------------------
         No consent or waiver, express or implied, by Landlord, to or of any breach or default in the performance by Tenant of Tenant's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by Tenant of the same or any other obligations of Tenant hereunder. Failure on the part of Landlord to complain of any act or failure to act of Tenant or to declare Tenant in default, irrespective of how long such act or failure continues, shall not constitute a waiver by Landlord of its rights hereunder.

         SECTION 38: PAYMENTS IN EVENT OF DEFAULT:
         -----------------------------------------
         (a) In the event that Tenant fail to pay Rent on or before the tenth
(10th) day of the month, Tenant shall pay to Landlord a late charge equal to five (5%) per cent per month of the Rent due, but in no event less than One Hundred ($100.00) Dollars.

         (b) In the event that Tenant fails, after notice, to take any action required of it under this Lease, which action is taken by Landlord, Tenant shall pay to Landlord any monies expended by Landlord to cure any default of Tenant together with interest at the rate of two (2%) per cent per month until the date of payment.

         (c) All payments due pursuant to this Section 38 shall be deemed additional rent. In the event that said payments are not allowable by law, then the sum to be paid by Tenant to Landlord shall be the highest sum allowed by law.

         SECTION 39: FINANCIAL STATEMENTS:
         ---------------------------------
         Tenant shall, if required by Landlord's mortgagee or any future mortgagee, or prospective mortgagee or prospective purchaser, submit to Landlord, any prospective mortgagee or purchaser, without cost to Landlord, a copy of Tenant's financial statement which shall be considered "confidential" by the recipient. Tenant shall also, without cost to Landlord, submit to any prospective mortgagee or purchaser such prior statements as it may have, as and when required by Landlord or Landlord's mortgagee or prospective mortgagee or prospective purchaser.

         SECTION 40: TABLE OF CONTENTS AND CAPTIONS:
         -------------------------------------------
         The Table of Contents, captions or notes in the margin of this Lease are inserted only as a matter of convenience and in no way to define, limit or describe the scope or intent of this Lease, or the terms, conditions and provisions hereof, nor as affecting the meaning of the text of any article or section hereof in any way.

         SECTION 41: BROKER:
         -------------------
         Tenant and Landlord warrant that they have not dealt with any real estate broker in connection with this Lease. In the event of any misrepresentation in the preceding sentence by either Landlord or Tenant, each party agrees to hold the other harmless, including any costs, interest and legal fees. The provisions of this Section 41 shall survive termination or earlier expiration of the Term.

         SECTION 42: ACCORD AND SATISFACTION:
         ------------------------------------
         No payment by Tenant or receipt by Landlord of lesser amount than the Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease by law.

         SECTION 43: CONSENTS:
         ---------------------

         With respect to any provision of this Lease which requires that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not make or assert any claim for, and Tenant hereby waives any claim for money damages. Tenant shall not claim any money damages by way of set off, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval. Tenant's sole and exclusive remedy shall be an action or proceeding for specific performance, injunction or declaratory judgment.

         SECTION 44: HAZARDOUS SUBSTANCES:
         ---------------------------------

         (a) Tenant represents, covenants, and warrants that Tenant shall not use the Premises in such a manner so as to become liable under the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. 9601, et seq. ("CERCLA"). In the event that there shall be filed a lien against the Premises pursuant to and in accordance with CERCLA arising from the intentional or unintentional action or omission of Tenant or Tenant's employees, agents, contractors, licensees, invitees, assigns, or sub-tenants, then Tenant shall, within 30 days from the date Tenant is given notice of the lien or in such shorter a period of time in the event that the United States, or any agency or subdivision thereof, has commenced steps to cause the Premises to be sold pursuant to the lien, pay the claim and remove the lien from the Premises. If Tenant fails to do so by said period, Landlord shall be entitled to resort to such remedies as such are provided in the Lease as in the case of any default of the Lease, in addition to such as are permitted by law, in equity or otherwise.

         (b) In amplification of these paragraphs related to environmental obligations, and not by way of limitation, Tenant shall indemnify, defend and hold harmless Landlord from and against all fines, suits, procedures, claims, actions, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorney's fees) of any kind arising out of or in any way connected with Tenant or Tenant's employees, agents, contractors, licensees, invitees, assignees or subtenants whose actions or inactions or failure to maintain the Premises results in any spills or discharges of hazardous substances, hazardous wastes, or pollutants at the Premises which occurred during the Term of this Lease; and from all fines, suits, procedures, claims, actions, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorney's fees) of any kind arising out of Tenant's failure to comply with CERCLA or any other environmental law.

         (c) Tenant's obligations and liabilities under this Section 44 shall continue after expiration of the Term of this Lease for so long as Landlord remains responsible for any spills or discharges of hazardous substances or hazardous wastes at the Premises which occur or occurred during the Term of this Lease or during Tenant's occupancy of the Premises.

         (d) Landlord and any employee, representative, agent or contractor of Landlord, or any federal, state, or local governmental body, agency or division having applicable jurisdiction, may enter the Premises for the purpose of inspecting same for compliance with any environmental law, at reasonable hours, upon reasonable prior notice.

         (e) The provisions of this Section 44 shall survive termination or earlier expiration of the Term.

         SECTION 45: TAX APPEALS BY LANDLORD:
         -----------------------------------
         If Landlord shall institute a tax appeal, and said tax appeal shall result in a reduction in taxes, then Tenant shall reimburse Landlord for the reasonable cost of said appeal, but in no event shall that amount exceed the reduction in taxes and Tenant shall receive or be credited with any refund or reduction. Tenant shall fully cooperate with Landlord in any proceedings described herein.

         SECTION 46: OUTSIDE STORAGE:
         ---------------------------
         Tenant shall not store any goods, other than temporarily in connection with the delivery of any item, outside of the Premises.

         SECTION 47: NEGOTIATED AGREEMENT:
         ---------------------------------
         This is a negotiated Lease Agreement, and this Lease Agreement shall not be construed against Landlord by reason of this Lease being prepared by Landlord and/or its attorneys.

         SECTION 48: PROCESSING CHARGE:
         ------------------------------
         Tenant agrees to reimburse Landlord for reasonable attorneys' fees incurred by Landlord in connection with the processing and documentation of any assignment, subletting, license, concession, creation of a security interest, granting of a collateral assignment, change of ownership or other transfer required by Tenant for which Landlord's consent is required or sought, it being agreed that Landlord shall not be required to take any action thereon until Landlord is paid such amount.

         SECTION 49: MORTGAGEE PROTECTION CLAUSE:
         ----------------------------------------
         Tenant agrees to give all mortgagees and/or trust deed holders, by certified mail, a copy of any notice of default served on Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents and leases or otherwise), of the name and address of such mortgagees and/or trust deed holders. The mortgagees and/or trust deed holders shall have the same time within which to cure such default as is given to Landlord under this Lease.

         SECTION 50: INTERPRETATION:
         ---------------------------
         The laws of the State of Florida shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

         SECTION 51: LANDLORD'S RIGHT OF FIRST REFUSAL:
         ----------------------------------------------
         In the event that any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor"), for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein.

         Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by written notice to that effect sent to the Grantor by certified or registered mail; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accepts such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two (2%) percent of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

         The provisions of this Section 51 shall not apply to an assignment permitted under the terms and provisions of Section 8 above.

         SECTION 52: MODIFICATIONS REQUESTED BY MORTGAGEE:
         -------------------------------------------------
         In the event that a prospective mortgagee of the Premises shall request a change in the language of the terms of this Lease, or the execution of any document in connection therewith, Tenant agrees to make such change or execute such document provided the terms are reasonable, and same shall not increase Tenant's obligations or liabilities under this Lease or materially decrease its rights or privileges thereunder.

         SECTION 53: AUTHORITY TO EXECUTE:
         ---------------------------------
         The parties represent one to the other that the person or persons executing this Lease on their respective behalves have been duly authorized to do same.

         SECTION 54: REIMBURSEMENT OF LEGAL EXPENSES:
         -------------------------------------------
         In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall pay on written demand from Landlord, as Additional Rent hereunder, all costs, including reasonable attorney's fees incurred by or against Landlord in connection with such litigation. Tenant shall also pay on written demand from Landlord, as Additional Rent hereunder, all costs and reasonable attorney's fees incurred by or against Landlord in enforcing any of the covenants, terms, and provisions of this Lease, or in terminating this Lease by reason of Tenant's default. Landlord shall have the right to charge a legal fee no less than Two Hundred Fifty ($250.00) Dollars for each and every instance where Landlord requires the use of its attorneys to enforce any of the covenants, terms and provisions of this Lease.

         SECTION 55: SEVERABILITY:
         ------------------------
         If any part of this Lease is void or otherwise invalid and, hence, unenforceable, such invalid or void portion shall be deemed to be separate and severable from the other portions of this Lease, and the other portions shall be given full force and effect as though said void and invalid portions or provisions had never been a part of this Lease.

         SECTION 56: EXECUTION IN COUNTERPARTS:
         -------------------------------------
         This Lease may be executed in counterparts, which together shall constitute one and the same agreement.

         SECTION 57: SECURITY DEPOSIT - FIRST MONTH'S RENT:
         -------------------------------------------------
         (a) To secure the covenants and promises of Tenant contained herein, Tenant shall deposit with Landlord the sum of Fifty-three Thousand Seven Hundred Fifty ($53,750.00) Dollars, in cash, as a security deposit (the "Security Deposit"); provided, however, that on each of May 1, 2002, May 1, 2003 and May 1, 2004, Landlord shall return to Tenant Eight Thousand Nine Hundred Fifty-eight and 33/100 ($8,958.33) Dollars of the Security Deposit, as long as all Rent previously due under this Lease was timely paid and Tenant is not then in default under this Lease; provided, further, that if Tenant is not entitled to the return of any part of the Security Deposit on any one of the three (3) aforesaid dates, then Tenant shall immediately forfeit the right to the return of any part of the Security Deposit, except to the extent provided in the immediately following sentence. The total sum shall be returned to Tenant without interest at the expiration of the Term provided Tenant has performed in accordance with the terms of this Lease. If Landlord applies any part of the Security Deposit to cure any default of Tenant, Tenant shall, upon demand, deposit with Landlord the amount so applied so that Landlord shall have the full Security Deposit on hand at all times during the Term. If, at the end of the Term, repairs are necessary to correct any condition beyond ordinary wear and tear, then the Security Deposit, or a portion thereof, may be used by Landlord to make such repairs and the balance remaining shall be returned to Tenant. The Security Deposit shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord. Tenant hereby waives any future law or laws which may require Landlord to segregate the Security Deposit or to pay interest thereon.

         (b) Upon the execution hereof, Tenant shall pay to Landlord the sum of $7,258.06 Dollars, representing the Basic Rent for the first month of the Term.

         (c) In the event that Landlord shall sell the Premises, it shall deliver to the purchaser the balance of the Security Deposit and notify Tenant of the balance delivered to the purchaser of the Premises. After the sale, Tenant shall have no further claim against Landlord for the Security Deposit.

         SECTION 58:  RENEWAL OPTIONS:
         -----------------------------
         (a) Provided the Lease is in full force and effect and has not been canceled pursuant to the provisions thereof and if Tenant shall, during the Term thereof (as same may have been extended) keep and perform each and every covenant, agreement, term and provision therein contained to be performed or observed by Tenant and if Tenant shall throughout the Term thereof (as same may have been extended) actually use and occupy the Premises exclusively for the conduct of Tenant's business, then Tenant may at Tenant's option, extend the Term for two (2) additional periods of five (5) years each (the "Renewal Terms"), the first commencing on May 1, 2006 and ending at midnight on April 30, 2011, and the second commencing on May 1, 2011 and ending at midnight on April 30, 2016, such options to be exercised by Tenant giving written notice thereof to Landlord not later than April 30, 2005 and April 30, 2010, respectively, TIME BEING OF THE ESSENCE. Upon the giving by Tenant to Landlord of such written notice and the compliance by the Tenant with the foregoing provisions of this
Section 58, the Lease shall be deemed to be automatically extended with the same force and effect as if the original Term provided therein were to commence on the Term commencement date and to end at midnight on April 30, 2011 or April 30, 2016, as the case may be, upon all the covenants, agreements, terms, provisions and conditions set forth in the Lease, except for such covenants, agreements, terms, provisions and conditions as shall be inapplicable or irrelevant to or during the applicable Renewal Term, and except that Tenant shall not be entitled to any further extension or renewal of the Term, and Tenant shall pay Basic Rent as further provided below in this Section 58.

         (b) If Tenant fails or omits to give to Landlord the written notice referred to in (a) above on or before April 30, 2005 or April 30, 2010, as the case may be, TIME BEING OF THE ESSENCE, it shall be deemed, without further notice and without further agreement between the parties hereto that Tenant elected not to exercise the applicable option granted Tenant pursuant to this
Section 58 to extend the Term for said additional period.

         (c) As further consideration for the granting of the renewal option aforesaid, Tenant shall pay to Landlord, as Basic Rent for the first Renewal Term, the sum of Seven Hundred Ten Thousand Eight Hundred Forty-three and 75/100 ($710,843.75) Dollars, which shall accrue from May 1, 2006 through October 31, 2008 at the annual rate of One Hundred Thirty-two Thousand Two Hundred Fifty ($132,250.00) Dollars and be payable in monthly installments of Eleven Thousand Twenty and 83/100 ($11,020.83) Dollars each, and which shall accrue from

November 1, 2008 through April 30, 2011 at the annual rate of One Hundred Fifty-two Thousand Eighty-seven and 50/100 ($152,087.50) Dollars and be payable in monthly installments of Twelve Thousand Six Hundred Seventy-three and 96/100 ($12,673.96) Dollars each; and Tenant shall pay to Landlord, as Basic Rent for the second Renewal Term, the sum of Nine Hundred Forty Thousand Ninety and 82/100 ($940,090.82) Dollars, which shall accrue from May 1, 2011 through October 31, 2013 at the annual rate of One Hundred Seventy-four Thousand Nine Hundred and 62/1000 ($174,900.62) Dollars and be payable in monthly installments of Fourteen Thousand Five Hundred Seventy-five and 05/100 ($14,575.05) Dollars each, and which shall accrue from November 1, 2013 through April 30, 2016 at the annual rate of Two Hundred One Thousand One Hundred Thirty-five and 71/100 ($201,135.71) Dollars and be payable in monthly installments of Sixteen Thousand Seven Hundred Sixty-one and 31/100 ($16,761.31) Dollars each.

         SECTION 59: GUARANTY:
         ---------------------
         Notwithstanding anything to the contrary, the effectiveness and validity of this Lease is hereby conditioned and made contingent upon the simultaneous execution and delivery of a Guaranty in the form and substance attached hereto and made a part hereof as Exhibit "B" by Health Express USA, failing which this Lease shall be null and void and of no further force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS:                                LESTER M. ENTIN ASSOCIATES,
                                        Landlord
                                        By: The Lester M. Entin Trust,
                                                   Partner


                                            By:
-----------------------------                   --------------------------------
                                                Marc Lenner, Trustee


ATTEST:                                 HEALTHY BITES GRILL OF BOCA,
                                        INC.,      Tenant


                                            By:
-----------------------------                  ---------------------------------
                                               Douglas Baker, President
                                               and CEO

                                   EXHIBIT "B"

                                Guaranty of Lease

         Reference is made to a lease ("Lease") dated May 7, 2001 between LESTER
M. ENTIN ASSOCIATES, a New Jersey partnership, as Landlord ("Landlord"), and HEALTHY BITES GRILL OF BOCA, INC., a Florida corporation, as Tenant ("Tenant").

         FOR VALUE RECEIVED and in consideration for, and as inducement to, Landlord entering into and executing the Lease, the undersigned, HEALTH EXPRESS USA, INC., a Florida corporation, as "Guarantor", having offices at 275 Commercial Boulevard, Suite 260, Lauderdale by the Sea, Florida 33308, hereby guarantees to Landlord, its successors and assigns, the full, prompt and punctual performance and observance of all of the covenants, conditions and agreements of the Lease to be performed and observed by Tenant, for the entire Term of the Lease, and agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall not be terminated, affected or impaired because of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord under the Lease, or the waiver by Landlord of, or the failure of Landlord to enforce, any of the terms, covenants or conditions of the Lease, or the granting of any indulgence or extension of time to Tenant.

         This Guaranty shall apply to any and all modifications or amendments to this Lease, now or in the future.

         Guarantor further agrees that its liability under this Guaranty shall be primary and in any right of action which shall accrue to Landlord under the Lease, Landlord may, at Landlord's option, proceed against Guarantor without having commenced any action against or having obtained any judgment against Tenant.

         Any notices or other communications given under or pursuant to this Guaranty shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, or by recognized overnight delivery service (a) if to Guarantor, at the address of Guarantor set forth above or at such other address as Guarantor may designate by notice to Landlord, or (b) if to Landlord, at 1033 Clifton Avenue, P.O. Box 2189, Clifton, New Jersey 07015, or at such other address as Landlord may designate by notice to Guarantor and Tenant, with a copy to Sills Cummis Radin Tischman Epstein & Gross, P.A.,
Attention: Morris Yamner, Esq., One Riverfront Plaza, Newark, New Jersey 07102-5400, or (c) if to Tenant, at the address of Tenant set forth in the Lease or at such other address as Tenant may designate by notice to Landlord. During the period of any postal strike or other interference with the mail, personal delivery shall be substituted for registered or certified mail.

         This Guaranty shall be binding on Guarantor, its successors and assigns, and shall inure to the benefit of Landlord, its successors and assigns.

         WITNESS the execution hereof this _7_ day of May, 2001.



ATTEST:                                      HEALTH EXPRESS USA, INC.


                                             By
-------------------------------                ---------------------------------
                                               Douglas Baker, President
                                                 and CEO